Fees Summary	Jun. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	4,443.4
Total Transaction Valuation	32,175,207.17
Total Offset Amount	0
Net Fee	$ 4,443.4